Exhibit 10.24
FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of July 2, 2018 (this “First Amendment”), by and among ExlService Holdings, Inc., a Delaware corporation (the “Borrower”), each other Loan Party (as defined in the Credit Agreement referred to below), Citibank, N.A., as administrative agent (the “Administrative Agent”), and certain Lenders (as defined below) party to the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, each Loan Party, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of November 21, 2017 (as amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this First Amendment have the same meanings assigned thereto in the Credit Agreement);
WHEREAS, pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested that certain existing Lenders party hereto (the “Increasing Lenders”) and certain Additional Lenders (together with the Increasing Lenders, the “Incremental Lenders”) make available to the Borrower a Commitment Increase in an aggregate principal amount equal to $100 million (the “Requested Increase”, and such commitments, the “Incremental Commitments”) and each such Incremental Lender has agreed to provide a portion of the Requested Increase in an amount equal to the aggregate principal amount set forth next to such Incremental Lender’s name on Schedule I hereto on the applicable terms and conditions set forth herein;
WHEREAS, in connection with this First Amendment, the Borrower wishes to appoint, and hereby appoints, Bank of America, N.A. as documentation agent (the “Documentation Agent”) and Bank of America, N.A. has agreed to act in such capacity; and
WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrower has also requested that the Credit Agreement be amended as more fully described herein, and the Required Lenders are so willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Commitment Increase.

(a)Subject to the terms and conditions set forth herein, each Incremental Lender hereby agrees on a several and not joint basis to make the Incremental Commitments available to the Borrower in the aggregate principal amount set forth on Schedule I hereto opposite such Incremental Lender’s name.

(b)Pursuant to Section 2.23 of the Credit Agreement, the Requested Increase documented hereby shall constitute a Commitment Increase under the Credit Agreement.

(c)The Incremental Commitments (i) shall be made pursuant to (and constitute part of) the existing Commitments and (ii) shall be subject to the terms and conditions applicable to the existing Commitments as set forth in the Credit Agreement.

(d)Each party hereto acknowledges and agrees that on the First Amendment Effective Date (as defined below), (i) the Incremental Commitments shall be added to (and constitute part of) the existing Commitments and (ii) the Incremental Commitments shall constitute “Commitments” for all purposes under, and subject to the provisions of, the Loan Documents.

(e)Each Additional Lender hereby acknowledges and agrees that following the First Amendment Effective Date it will be a “Lender” under the Credit Agreement and be bound by the terms, conditions and obligations of the Credit Agreement.

(f)The parties hereto hereby acknowledge and agree that if on the First Amendment Effective Date there are any Loans outstanding under the Credit Agreement, (i) the Borrower shall borrow from all or certain of the Lenders and/or prepay Loans of all or certain of the Lenders such that, after giving effect thereto, the Loans (including, without limitation, the Types and Interest Periods thereof) and such participations shall be held by the Lenders (including for such purposes the Incremental Lenders) ratably in accordance with their respective Commitments and (ii) on and after the First Amendment Effective Date, the ratable share of each Lender’s participation in Letters of Credit and Loans from draws under Letters of Credit shall be calculated after giving effect to the Commitment Increase documented hereby.

SECTION 2. Amendments to Credit Agreement.

(a)The cover page of the Credit Agreement is hereby amended by adding the following at the end thereof:
“BANK OF AMERICA, N.A.,
as Documentation Agent”
(b)Section 1.01 of the Credit Agreement is hereby amended by adding the following term in the appropriate alphabetical order therein:
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of July 2, 2018, by the Borrower, the Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” means the date on which the conditions to effectiveness of the First Amendment were first satisfied or waived in accordance with the First Amendment. The First Amendment Effective Date occurred on July 2, 2018.
(c)The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 or 2.23 and (b) assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments as of the Effective Date was $200 million. The aggregate amount of the Lenders’ Commitments as of the First Amendment Effective Date after giving effect to the First Amendment is $300 million.
(d)Clause (l) of the definition of “Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(l) any obligations with respect to any Swap Agreements to the extent required to be reflected as a liability on a balance sheet of such Person under GAAP.”
(e)Clause (b) of the definition of “Loan Guarantor” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) with respect to Secured Obligations owed by any other Loan Party or other Subsidiary, the Borrower;”
(f)The definition of “Material Domestic Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Material Domestic Subsidiary” means (i) any domestic Subsidiary of the Borrower whose total assets, as of any date of determination, have a book value equal to or greater than $30 million, and (ii) any domestic Subsidiary of the Borrower having a direct Subsidiary that is a Material Domestic Subsidiary or Material Foreign Subsidiary; provided, that no domestic Subsidiary of SCIOinspire Holdings Inc. as of the First Amendment Effective Date shall be considered a Material Domestic Subsidiary.
(g)Section 2.23(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(iii)    after giving effect to any such increase the aggregate amount of the Commitments shall not exceed $400 million.”
(h)Section 5.01(f) of the Credit Agreement is amended to delete the word “and” at the end thereof.

(i)Section 5.01(g) of the Credit Agreement is amended to replace the period at then of such clause with “; and”.

(j)Section 5.01 of the Credit Agreement is amended to add a new clause (h) as follows:
“(h) Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent and or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws.”
(k)The Commitment Schedule is hereby amended and restated in its entirety by Schedule II hereto.

SECTION 3. Representations and Warranties. The Borrower and the other Loan Parties hereby represent and warrant on the First Amendment Effective Date that:

(a)The execution, delivery and performance by the Loan Parties of the First Amendment is within each Loan Party’s corporate or limited liability company powers, as the case may be, and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder or member action.

(b)The First Amendment has been duly executed and delivered by the Loan Parties and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)The execution, delivery and performance by the Loan Parties of the First Amendment (i) do not, on the part of any Loan Party or any of its Subsidiaries, require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries any order of any Governmental Authority, (iii) will not violate or result in a default under, or give rise to a right to require any payment to be made by any Loan Party or any of its Subsidiaries under, (A) any indenture or loan agreement, in each case, evidencing Indebtedness in excess of $2 million, (B) any Swap Agreement or (C) any other material agreement, in each case which is binding upon any Loan Party or any of its Subsidiaries or its assets, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents, in each case of clauses (i), (ii) or (iii)(C), except as would not reasonably be expected to result in a Material Adverse Effect.

(d)At the time of and immediately after the First Amendment Effective Date and the availability of the Commitment Increase documented hereby, no Default or Event of Default has occurred or would result from this First Amendment or from the application of any proceeds from any borrowings on the First Amendment Effective Date.

(e)The representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects.

(f)As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. For purposes of this First Amendment, “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation (31 C.F.R § 1010.230), which certification shall be in form and substance agreed to by the Borrower and the Administrative Agent.

SECTION 4. Conditions of Effectiveness of the First Amendment. This First Amendment shall become effective as of the date on which the following conditions shall have been satisfied (or waived) (the “First Amendment Effective Date”):

(a)the Administrative Agent (or its counsel) shall have received counterparts to this First Amendment, duly executed by (i) the Borrower and the other Loan Parties, (ii) each Incremental Lender and (iii) the existing Lenders constituting Required Lenders;

(b)the merger of SCIOinspire Holdings, Inc., a Cayman Islands exempted company (the “Target”), with ExlService Cayman Merger Sub, a Cayman Islands exempted company (“Merger Sub”), with the Target as the surviving entity, pursuant to the Agreement of Merger, dated as of April 28, 2018, by and among, inter alios, ExlService.com, LLC, as the buyer, the Target, Merger Sub and the Borrower (together with all schedules, exhibits and annexes thereto, the “Merger Agreement”) shall have been consummated or shall be consummated substantially simultaneously with this First Amendment in accordance with the terms described in the Merger Agreement (without any amendment, modification, supplement or waiver to the Merger Agreement or any consent or election thereunder that is material to the interests of the Lenders without the prior written consent of the Administrative Agent);

(c)at the time of and immediately after the First Amendment Effective Date and the availability of the Commitment Increase documented hereby, no Default or Event of Default shall exist or would result from this First Amendment or from the application of any proceeds from any borrowings on the First Amendment Effective Date or the consummation of the transactions contemplated by the Merger Agreement;

(d)the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects;

(e)the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)a certificate, dated as of the First Amendment Effective Date, signed by the chief financial officer of each Loan Party, certifying as to compliance with the conditions precedent set forth in clauses (b), (c), and (d) of this Section 4 and certifying that the acquisition of the Target pursuant to the Merger Agreement constitutes a Permitted Acquisition under the Credit Agreement;

(ii)a certificate of each Loan Party, dated the First Amendment Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the First Amendment, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the First Amendment, and (C) certify that (1) attached thereto is the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by‑laws or operating, management or partnership agreement or (2) the equivalent documents provided to the Administrative Agent on the Closing Date remain in full force and effect and have not been amended or otherwise modified since such date.

(iii)a long form good standing certificate for each Loan Party from its jurisdiction of organization.

(iv)a legal opinion of Ropes & Gray LLP, counsel to the Loan Parties; and

(v)a certificate attesting to the solvency of the Borrower and its Subsidiaries (taken as a whole) on the First Amendment Effective Date after giving effect to the transactions contemplated hereby, including the Requested Increase and any borrowings thereunder, from the chief financial officer of the Borrower;

(f)the Borrower shall pay or cause to be paid of all fees required to be paid by that certain Fee Letter, dated as of May 8, 2018, by and between the Borrower and the Administrative Agent and reasonable out-of-pocket expenses required to be paid by Section 7 below;

(g)the credit facility provided under the Second Amended and Restated Loan and Security Agreement, dated as of December 15, 2014, among Silicon Valley Bank, SCIOinspire Corp., a wholly owned subsidiary of the Target, and Hospital Audit Locus, Inc. shall be paid in full substantially simultaneously with this First Amendment and any guarantees and/or security interests shall be released at such time (the “Refinancing”) and the Borrower shall have provided the Administrative Agent payoff and release documentation in form and substance reasonably satisfactory to the Administrative Agent with respect to such Refinancing; and

(h)at least five days prior to the First Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered a Beneficial Ownership Certification to each Lender who has requested a Beneficial Ownership Certification.

SECTION 5. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the First Amendment Effective Date, this First Amendment shall for all purposes constitute a Loan Document.

(d)This First Amendment shall not extinguish the Loans or any other Obligations outstanding under the Credit Agreement. Nothing contained herein shall be construed as a substitution or novation of the Loans or any other Obligations outstanding under the Credit Agreement, which shall remain outstanding after the First Amendment Effective Date as modified hereby.

(e)The Borrower expressly acknowledges and agrees that (i) there has not been, and this First Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof and (ii) nothing in this First Amendment shall affect or limit the Administrative Agent’s or Lenders’ right to demand payment of liabilities owing from Borrower to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence and continuance of an Event of Default under the Credit Agreement or the other Loan Documents.

SECTION 6. Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this First Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Loan Documents are, and shall remain, in full force and effect immediately after giving effect to this First Amendment and shall apply equally to the Requested Increase.

SECTION 7. Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment in accordance with, and to the extent required by, the terms and conditions of Section 9.03 of the Credit Agreement.

SECTION 8. Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this First Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9. Governing Law.

(a)This First Amendment shall be governed by and construed in accordance with the laws of the State of New York

(b)Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to this First Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this First Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this First Amendment or the transactions contemplated hereby against any Loan Party or its properties in the courts of any jurisdiction.

(c)Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this First Amendment and the transactions contemplated hereby in any court referred to in clause (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 11. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

EXLSERVICE HOLDINGS, INC.,
as Borrower
By:/s/ Vishal Chhibbar
Name: Vishal Chhibbar
Title: Chief Financial Officer & Executive Vice President
EXLSERVICE.COM, LLC,
as a Loan Guarantor
By:/s/ Vishal Chhibbar
Name: Vishal Chhibbar
Title: Chief Financial Officer & Executive Vice President
EXLSERVICE TECHNOLOGY SOLUTIONS, LLC,
as a Loan Guarantor
By:/s/ Vishal Chhibbar
Name: Vishal Chhibbar
Title: Chief Financial Officer & Executive Vice President
BUSINESS PROCESS OUTSOURCING, L.L.C.,
as a Loan Guarantor
By:/s/ Vishal Chhibbar
Name: Vishal Chhibbar
Title: Chief Financial Officer & Executive Vice President
OUTSOURCE PARTNERS INTERNATIONAL INC,
as a Loan Guarantor
By:/s/ Vishal Chhibbar
Name: Vishal Chhibbar
Title: Chief Financial Officer & Executive Vice President

RPMDIRECT, LLC,
as a Loan Guarantor
By:/s/ Vishal Chhibbar
Name: Vishal Chhibbar
Title: Chief Financial Officer & Executive Vice President
OVERLAND HOLDINGS, INC,
as a Loan Guarantor
By:/s/ Vishal Chhibbar
Name: Vishal Chhibbar
Title: Chief Financial Officer & Executive Vice President
OVERLAND SOLUTIONS, INC,
as a Loan Guarantor
By:/s/ Vishal Chhibbar
Name: Vishal Chhibbar
Title: Chief Financial Officer & Executive Vice President

CITIBANK, N.A.,
individually as a Lender and as Administrative Agent
By:/s/ Thierry Jenar
Name: Thierry Jenar
Title: Managing Director

PNC BANK, N.A.,
as a Lender
By: /s/ Michael Richards
Name: Michael Richards
Title: Senior Vice President, Managing Director

JPMORGAN CHASE BANK, NA,
as a Lender
By: /s/ Matthew Landry
Name: Matthew Landry
Title: Authorized Officer

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Jana L. Baker
Name: Jana L. Baker
Title: Senior Vice President

TD BANK, N.A.,
as a Lender
By: /s/ Matt Waszmer
Name: Matt Waszmer
Title: Senior Vice President

Schedule I

Incremental Commitment Schedule

Incremental Lender	Incremental Commitments
Citibank, N.A.	$15,000,000
PNC Bank, N.A.	$15,000,000
JPMorgan Chase Bank, N.A.	$15,000,000
Bank of America, N.A.	$30,000,000
TD Bank, N.A.	$25,000,000
Total	$100,000,000

Schedule II

Commitment Schedule

Lender	Initial Commitment	Incremental Commitments	Total Commitment
Citibank, N.A.	$60,000,000	$15,000,000	$75,000,000
PNC Bank, N.A.	$55,000,000	$15,000,000	$70,000,000
JPMorgan Chase Bank, N.A.	$50,000,000	$15,000,000	$65,000,000
Bank of America, N.A.	$35,000,000	$30,000,000	$65,000,000
TD Bank, N.A.	N/A	$25,000,000	$25,000,000
Total	$200,000,000	$100,000,000	$300,000,000